Debt and Capital Lease Obligations	9 Months Ended
Sep. 30, 2013
Debt and Capital Lease Obligations

6. Debt and Capital Lease Obligations

The Company’s debt, other than related party debt, consisted of the following at September 30, 2013:

(in thousands, except installment amounts and interest rates)	September 30, 2013
Notes payable to finance companies for the purchase of vehicles and equipment in 36 to 60 monthly installments totaling $8,810, including interest ranging from 2.9% to 10.35%. The notes are secured by vehicles and equipment	$91
Less – current portion of debt	(82)

Debt, net of current portion	$9

Maturities of debt are as follows:

(in thousands)	Years Ending December 31,
2013	$24
2014	65
2015	2

$91

The Company has vehicles financed under capital leases. The cost of the capitalized leased assets included in property and equipment is $2.1 million and $2.0 million at September 30, 2013 and December 31, 2012, respectively. Accumulated amortization of capitalized leased assets was $1.5 million and $1.3 million at September 30, 2013 and December 31, 2012, respectively. Amortization expense for capitalized leased assets was $54,000 and $40,000 for each of the three months ended September 30, 2013 and 2012, and $188,000 and $115,000 for the nine months ended September 30, 2013 and 2012, respectively.

Our future minimum lease payments and capital lease obligations are as follows:

(in thousands)	At September 30, 2013
Year ending December 31,
2013	$101
2014	214
2015	173
2016	33
2017	12

Total future minimum lease payments	533
Less – amounts representing interest	(33)

Total capital lease obligations	500
Less – current portion of capital lease obligations	(234)

Capital lease obligations, net of current portion	$266

The current portions of debt and capital lease obligations are recorded in other current liabilities on the condensed consolidated balance sheet. Debt and capital lease obligations, each net of current portion, are recorded in other liabilities on the condensed consolidated balance sheet.